                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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(2)  Aggregate number of securities to which transaction applies: Not applicable
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)  Proposed maximum aggregate value of transaction: Not applicable
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(5)  Total fee paid: Not applicable

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: Not applicable
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(4) Date Filed: Not applicable
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            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On March 31, 2003,  Steel issued the following press release announcing  that it has  nominated  David W.  Wright,  Gerald M.  Czarnecki  and
Suzanne M.  Hopgood for  election to the  Company's  Board of  Directors  at the
Annual Meeting:

PRESS RELEASE                                    Source:  Innisfree M&A Inc.

            DEL GLOBAL TECHNOLOGIES CORP. SHAREHOLDERS TO SEEK BOARD
                    REPRESENTATION AT MAY 14TH ANNUAL MEETING

            NEW  YORK--(BUSINESS  WIRE)--March  31,  2003--A group of Del Global
Technologies  Corp. (Pink Sheets:  DGTC.PK - News)  shareholders today announced that they have  nominated a slate of three  candidates  for  election to the Del
Global  Board of  Directors  at the  Company's  annual  meeting of  shareholders scheduled  for May 14, 2003.  The group  includes  Steel  Partners II, L.P.,  an investment partnership controlled by Warren Lichtenstein, and private investment partnerships managed by investor David W. Wright. In addition to Mr. Wright, the group will solicit proxies for the election of venture capitalist and nationally recognized corporate governance  consultant Gerald M. Czarnecki,  and nationally recognized  corporate  governance  expert  Suzanne M. Hopgood,  President of The
Hopgood  Group,  LLC and  former  President,  CEO and a director  of  Houlihan's
Restaurant  Group,  Inc.  Ms.  Hopgood has  extensive  experience  in  corporate workouts,  turnarounds and  restructurings.  Mr. Wright  commented,  "We believe these  nominees  meet the high  standards  that Del Global's  shareholders  must demand."

            Members  of the  group  currently  own in  the  aggregate  1,234,862 shares,  or 11.9% of the  outstanding  shares of Del  Global  common  stock.  As significant  shareholders,  the group had approached the Company  privately with its nominations and was turned away. The current directors of Del Global neither contacted  nor  interviewed  any  of the  group's  nominees.  Subsequently,  Del
Global's CEO offered a seat on the Board to Mr. Wright only. Mr. Wright declined the offer as he  believes  that it would not  result  in  significant  change or address any concerns with respect to corporate governance issues.

            Mr. Wright commented,  "the Company's  corporate  governance compass seems to be broken. Current management has escaped assessment by the true owners of the Company,  the shareholders,  for far too long. In fact, Del Global's last shareholders  meeting was held over three  years  ago."  Noting that the current
Board must be called to account for the Company's dismal  operating  results and poor corporate  governance  record,  Mr. Wright stated that a board of directors dedicated to real shareholder democracy and responsible  governance is needed if the market is ever going to reflect the true value of Del  Global's  businesses.
"We are offering the Del Global  shareholders the opportunity to elect that very board at the May 14th Annual Meeting." he concluded.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

            Steel  Partners  II, L.P.  ("Steel")  intends to make a  preliminary filing  with the SEC of proxy  materials  to be used to  solicit  votes  for the election of its  nominees at the annual  meeting of  shareholders  of Del Global
Technologies Corp. (the "Company") scheduled for May 14, 2003.

            STEEL STRONGLY  ADVISES ALL  SHAREHOLDERS OF THE COMPANY TO READ THE
PROXY  STATEMENT  WHEN  IT  IS  AVAILABLE  BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,   THE  PARTICIPANTS  IN  ANY
SOLICITATION  WILL PROVIDE  COPIES OF THE PROXY  STATEMENT  WITHOUT  CHARGE UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR, INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE NUMBER: 888-750-5834.

            The  participants in the anticipated  proxy  solicitation are Steel,
WebFinancial  Corporation  ("WebFinancial"),   Warren  G.  Lichtenstein,   Henry
Partners, L.P. ("Henry Partners"),  Matthew Partners, L.P. ("Matthew Partners"),
Henry Investment Trust, L.P. ("HIT"), Canine Partners, L.L.C. ("Canine"),  David
W. Wright, Gerald M. Czarnecki and Suzanne M. Hopgood.

            Steel is the  beneficial  owner of 903,216 shares of Common Stock of the Company.  As the sole executive  officer and managing  member of the general partner of Steel,  Warren G.  Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned by Steel.

            WebFinancial  is the  beneficial  owner of  28,646  shares of Common
Stock of the Company. Mr. Lichtenstein is the President, Chief Executive Officer
and a director of WebFinancial.  Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned by WebFinancial.

            Henry Partners is the  beneficial  owner of 233,000 shares of Common
Stock of the Company. Matthew Partners is the beneficial owner of 114,298 shares of Common  Stock of the  Company  (including  52,298  shares  issuable  upon the exercise of warrants,  at a price of $2.00 per share,  exercisable  in full upon the  effectiveness  of a  registration  statement  on Form  S-1  (SEC  File  No.
333-103148) filed by the Company covering the shares underlying the warrants).

            HIT, as the general  partner of each of Henry  Partners  and Matthew
Partners,  may be deemed to  beneficially  own the 233,000 shares owned by Henry
Partners and the 114,298 shares owned by Matthew Partners.

            Canine,  as the general partner of HIT, which in turn is the general partner  of each of Henry  Partners  and  Matthew  Partners,  may be  deemed  to beneficially  own the 233,000  shares  owned by Henry  Partners  and the 114,298 shares owned by Matthew Partners.

            Mr. Wright, as the President of Canine,  the general partner of HIT, which in turn is the  general  partner  of each of Henry  Partners  and  Matthew
Partners,  may be deemed to  beneficially  own the 233,000 shares owned by Henry
Partners and the 114,298  shares  owned by Matthew  Partners.  In addition,  Mr.
Wright owns directly 8,000 shares of Common Stock of the Company.

            Additional  information  regarding  Steel,  WebFinancial,  Warren G.
Lichtenstein,  Henry Partners,  Matthew Partners,  HIT, Canine, David W. Wright,
Gerald M. Czarnecki and Suzanne M. Hopgood is included in their Schedule 13D, as amended, jointly filed with the SEC on March 27, 2003.

---------------------------

Contact:

Innisfree M&A Inc.
Michael Brinn, 212/750-8253